                                                                    EXHIBIT 99.4

------------------------------------------------------------------------------------------------------------------------
                                                   THE LIMITED, INC.
                                         SELLING SQUARE FOOTAGE (END OF YEAR)
                                                      1998 - 2000
------------------------------------------------------------------------------------------------------------------
                                                 ACTUAL 1998               ACTUAL 1999                PROJ 2000
                                           -----------------------------------------------------------------------
                                           STORES      % CHG        STORES       % CHG       STORES       % CHG
            DIVISION                       & SQFT      TO LY        & SQFT       TO LY       & SQFT       TO LY
------------------------------------------------------------------------------------------------------------------
         INTIMATE BRANDS
------------------------------
VICTORIA'S SECRET
    NO. OF STORES                           829           5%          896           8%          976           9%
    TOTAL SSF                         3,702,000           4%    3,966,000           7%    4,336,000           9%
    AVERAGE SSF                           4,466          -1%        4,426          -1%        4,443           0%

BATH & BODY
    NO. OF STORES                         1,061          15%        1,214          14%        1,396          15%
    TOTAL SSF                         2,092,000          18%    2,486,000          19%    3,008,000          21%
    AVERAGE SSF                           1,972           2%        2,048           4%        2,155           5%

TOTAL INTIMATE BRANDS
    NO. OF STORES                         1,890          11%        2,110          12%        2,372          12%
    TOTAL SSF                         5,794,000           9%    6,452,000          11%    7,344,000          14%
    AVERAGE SSF                           3,066          -2%        3,058           0%        3,096           1%
------------------------------------------------------------------------------------------------------------------
         APPAREL
------------------------------
EXPRESS
    NO. OF STORES                           702          -7%          688          -2%          680          -1%
    TOTAL SSF                         4,511,000          -5%    4,429,000          -2%    4,377,000          -1%
    AVERAGE SSF                           6,426           2%        6,438           0%        6,437           0%

LERNER
    NO. OF STORES                           643         -14%          594          -8%          578          -3%
    TOTAL SSF                         5,000,000         -12%    4,592,000          -8%    4,392,000          -4%
    AVERAGE SSF                           7,776           2%        7,731          -1%        7,599          -2%

LANE BRYANT
    NO. OF STORES                           730          -6%          688          -6%          698           1%
    TOTAL SSF                         3,517,000          -6%    3,343,000          -5%    3,392,000           1%
    AVERAGE SSF                           4,818           0%        4,859           1%        4,860           0%

LIMITED STORES
    NO. OF STORES                           551         -12%          443         -20%          415          -6%
    TOTAL SSF                         3,371,000         -11%    2,749,000         -18%    2,546,000          -7%
    AVERAGE SSF                           6,118           2%        6,205           1%        6,135          -1%

STRUCTURE
    NO. OF STORES                           532          -2%          499          -6%          487          -2%
    TOTAL SSF                         2,118,000          -1%    1,978,000          -7%    1,936,000          -2%
    AVERAGE SSF                           3,981           1%        3,964           0%        3,975           0%
                              ------------------------------------------------------------------------------------
TOTAL APPAREL
    NO. OF STORES                         3,158         -16%        2,912          -8%        2,858          -2%
    TOTAL SSF                        18,517,000         -12%   17,091,000          -8%   16,643,000          -3%
    AVERAGE SSF                           5,864           4%        5,869           0%        5,823          -1%
------------------------------------------------------------------------------------------------------------------
         OTHER
------------------------------

HENRI BENDEL
    NO. OF STORES                             1         -83%            1           0%            1           0%
    TOTAL SSF                            35,000         -69%       35,000           0%       35,000           0%
    AVERAGE SSF                          35,000          86%       35,000           0%       35,000           0%

GALYAN'S
    NO. OF STORES                            14          27%            0        -100%            0           0%
    TOTAL SSF                           964,000          50%            0        -100%            0           0%
    AVERAGE SSF                          68,857          18%            0        -100%            0           0%

LIMITED TOO
    NO. OF STORES                           319           2%            0        -100%            0           0%
    TOTAL SSF                         1,006,000           3%            0        -100%            0           0%
    AVERAGE SSF                           3,154           1%            0        -100%            0           0%
                              ------------------------------------------------------------------------------------
TOTAL OTHER
    NO. OF STORES                           334          93%            1        -100%            1           0%
    TOTAL SSF                         2,005,000           1%       35,000         -98%       35,000           0%
    AVERAGE SSF                           6,003         -48%       35,000         483%       35,000           0%
------------------------------------------------------------------------------------------------------------------
         GRAND TOTAL
------------------------------
    NO. OF STORES                         5,382          -5%        5,023          -7%        5,231           4%
    TOTAL SSF                        26,316,000          -7%   23,578,000         -10%   24,022,000           2%
    AVERAGE SSF                           4,890          -3%        4,694          -4%        4,592          -2%
------------------------------------------------------------------------------------------------------------------
         CHANGE TO LAST YEAR
------------------------------
    NEW STORES                              251                       295                       316
    REMODELED STORES                        125                       270                       262
    CLOSED STORES                          (350)                     (301)                     (108)
                               -----------------------------------------------------------------------------------
    NET ADDITION                            (99)                       (6)                      208
    DISPOSAL OF ASSETS                     (159)                     (353)                        0
                               ----------------                ----------                ----------
    FINAL CHANGE TO STORE COUNT            (258)                     (359)                      208
    TOTAL SSF                        (2,084,000)               (2,738,000)                  443,000
------------------------------------------------------------------------------------------------------------------

                               THE LIMITED, INC.
             2000 BEST ESTIMATE STORE AND SQUARE FOOTAGE CHANGES

----------------------------------------------------------------------------
      STORE AND                                       INCR SELLING [ ]'
    SQUARE FOOTAGE                                 -------------------------
  CHANGES BY BUSINESS                  # STORES       TOTAL         AVG
----------------------------------------------------------------------------
    VICTORIA'S SECRET
             NEW STORES                         85      348,000       4,094
             REMODELED STORES                   36       40,000       1,111
             CLOSED STORES                      (5)     (18,000)      3,600
                                       -------------------------------------
             NET ADDITION                       80      370,000
    BATH & BODY
             NEW STORES                        190      467,000       2,458
             REMODELED STORES                   45       72,000       1,600
             CLOSED STORES                      (8)     (17,000)      2,125
                                       -------------------------------------
             NET ADDITION                      182      522,000
    TOTAL INTIMATE BRANDS
             NEW STORES                        275      815,000       2,964
             REMODELED STORES                   81      112,000       1,383
             CLOSED STORES                     (13)     (35,000)      2,692
                                       -------------------------------------
             NET ADDITION                      262      892,000
----------------------------------------------------------------------------
    EXPRESS
             NEW STORES                         10       78,600       7,860
             REMODELED STORES                   60      (11,681)        195
             CLOSED STORES                     (18)    (119,376)      6,632
                                       -------------------------------------
             NET ADDITION                       (8)     (52,457)
    LERNER
             NEW STORES                          5       32,390       6,478
             REMODELED STORES                   28      (83,000)      2,964
             CLOSED STORES                     (21)    (149,856)      7,136
                                       -------------------------------------
             NET ADDITION                      (16)    (200,466)
    LANE BRYANT
             NEW STORES                         25      137,900       5,516
             REMODELED STORES                   60      (15,021)        250
             CLOSED STORES                     (15)     (73,620)      4,908
                                       -------------------------------------
             NET ADDITION                       10       49,259
    LIMITED STORES
             NEW STORES                          0            0           0
             REMODELED STORES                   25      (16,000)        640
             CLOSED STORES                     (28)    (186,676)      6,667
                                       -------------------------------------
             NET ADDITION                      (28)    (202,676)
    STRUCTURE
             NEW STORES                          1        5,000       5,000
             REMODELED STORES                    8       (3,520)        440
             CLOSED STORES                     (13)     (43,680)      3,360
                                       -------------------------------------
             NET ADDITION                      (12)     (42,200)
    TOTAL APPAREL
             NEW STORES                         41      253,890       6,192
             REMODELED STORES                  181     (129,222)        714
             CLOSED STORES                     (95)    (573,208)      6,034
                                       -------------------------------------
             NET ADDITION                      (54)    (448,540)
----------------------------------------------------------------------------
    HENRI BENDEL
             NEW STORES                          0            0           0
             REMODELED STORES                    0            0           0
             CLOSED STORES                       0            0           0
                                       -------------------------------------
             NET ADDITION                        0            0           0
                                       -------------------------------------
    TOTAL OTHER
             NEW STORES                          0            0           0
             REMODELED STORES                    0            0           0
             CLOSED STORES                       0            0           0
                                       -------------------------------------
             NET ADDITION                        0            0
----------------------------------------------------------------------------
    TOTAL
             NEW STORES                        316    1,068,890       3,383
             REMODELED STORES                  262      (17,222)         66
             CLOSED STORES                    (108)    (608,208)      5,632
                                       -------------------------------------
             NET ADDITION                      208      443,460

----------------------------------------------------------------------------